Exhibit 10.2
FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This First Amendment to Securities Purchase Agreement (this “Amendment”) is made and entered into as of September 30, 2022, and amends the Securities Purchase Agreement (the “Agreement”) dated as of September 20, 2022 by and among Axcella Health Inc., a Delaware corporation (“Company”) and the purchasers who executed a counterparty signature page thereto (each a “Purchaser”, and collectively, the “Purchasers”).
R E C I T A L S

WHEREAS, Section 10.8 of the Agreement states that the Agreement may be amended only with the written consent of the Company and the Requisite Purchasers (as defined in the Agreement);
WHEREAS, the Company and the Requisite Purchasers desire to amend the terms of the Agreement as set forth herein.
NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree to amend the Agreement as follows:
1.Definitions. Unless otherwise indicated herein, capitalized words and terms used herein shall have the meanings ascribed to them in the Agreement.
2.Amendment to the Agreement. The definition of “Conversion Price” in Section 1 of the Agreement is hereby amended and restated in its entirety to read as follows:
““Conversion Price” means the lowest price per share of Common Stock paid by investors in the Next Equity Financing, provided, however, if such Next Equity Financing is not a public offering and the number of securities to be issued in the Next Equity Financing shall exceed 20% of the voting power or 20% of the Common Stock of the Company outstanding before the issuance of stock or securities convertible into or exercisable for Common Stock, and stockholder approval has not been obtained with respect to Nasdaq Stock Market Rule 5635(d), then the Conversion Price shall be the Minimum Price calculated in accordance with Nasdaq Stock Market Rule 5635(d).”
3.Continued Validity of the Agreement. Except as specifically amended hereby, the Agreement shall continue in full force and effect as originally constituted and is ratified and affirmed by the parties hereto.
4.General Provisions. The provisions of Sections 10.2, 10.3, 10.4, 10.7, 10.8, 10.9, 10.10 and 10.11 of the Agreement are incorporated herein by reference and shall apply to this Amendment and the parties hereto mutatis mutandis.
[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this First Amendment to Securities Purchase Agreement to be effective as of the date first above written.
AXCELLA HEALTH INC.
By: /s/Paul Fehlner
Name: Paul Fehlner
Title: Chief Legal Officer

IN WITNESS WHEREOF, the parties have executed this First Amendment to Securities Purchase Agreement to be effective as of the date first above written.
FLAGSHIP VENTURES FUND IV, L.P.
By: Flagship Ventures Fund IV General Partner LLC
Its: General Partner

By: /s/ Charles Carelli
Name: Charles Carelli
Title: Authorized Signatory
FLAGSHIP VENTURES OPPORTUNITIES FUND I, L.P.
By: Flagship Ventures Opportunities Fund I General Partner LLC
Its: General Partner

By: /s/ Charles Carelli
Name: Charles Carelli
Title: Authorized Signatory

Signature Page to First Amendment to Securities Purchase Agreement